UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22016

Exact name of registrant as specified in charter:	Aberdeen Global Premier Properties Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders.

Report starts next page

Aberdeen Standard Investments

Aberdeen Global Premier Properties Fund (AWP)

Annual Report
October 31, 2020

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 1-800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Trustees of the Aberdeen Global Premier Properties Fund (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.04 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Trustees may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940,

as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund's assets are denominated.

The distributions for the fiscal year ended October 31, 2020 consisted of 10% net investment income and 90% return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Global Premier Properties Fund

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Premier Properties Fund (the "Fund"), for the fiscal year ended October 31, 2020. The Fund's investment objective is to seek high current income and capital appreciation.

Total Investment Return

For the fiscal year ended October 31, 2020, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV*	-21.0%
Market Price*	-25.8%
FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends)[1,2]	-22.2%
FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends)[1]	-21.5%

*  assuming the reinvestment of all dividends and distributions

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 7).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
10/31/2020	$5.23	$4.36	16.6%
10/31/2019	$7.28	$6.46	11.3%

During the fiscal year ended October 31, 2020, the Fund's NAV was within a range of $4.12 to $7.67 and the Fund's market price was within a range of $3.20 to $6.99. During the fiscal year ended October 31, 2020, the Fund's shares traded within a range of a discount of 7.53% to 27.11%.

Changes to Investment Objective and Fundamental Investment Restriction

On May 27, 2020, shareholders of the Fund approved a new investment objective to seek high current income and capital appreciation. In addition, the shareholders of the Fund approved a change to the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act. As of October 31, 2020, the outstanding balance on the loan with BNP Paribas Prime Brokerage International Ltd. was $30,415,069. See Notes to Financial Statement Note 6 for further information.

Changes to Principal Investment Strategies Approved by the Board

The Board also approved the "Dynamic Dividend Strategy" be eliminated from the Fund's principal investment strategies which went effective on February 7, 2020. The "Dynamic Dividend Strategy" involved the Fund selling a stock on, or shortly after, the stock's ex-dividend date and using the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. The Fund's portfolio management team employs a top down and bottom up approach to individual securities selection, as well as country allocation, and seeks to identify companies globally that the team believes can provide attractive current income with the potential for capital appreciation through the different phases of the real estate cycle. The portfolio management team's investment process is designed to identify listed real estate investment opportunities with attractive relative valuations based on net asset value (NAV) and earnings growth, along with dividend growth.

Portfolio Management

The day-to-day management of the Fund is the responsibility of the Global Real Estate team of Aberdeen Standard Investments3. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. Effective June 26, 2020, Bill Pekowitz replaced Jon Stewart as a member of the team having the most significant responsibility for the day-to-day management of the Fund's portfolio. This team also includes Svitlana Gubriy.

1	At a meeting held on December 10, 2019, the Fund's Board of Trustees approved a change in the Fund's benchmark from the FTSE EPRA/NAREIT Global Real Estates Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estates Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to its non-U.S. securities. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.
2	The FTSE EPRA/NAREIT Global Real Estate Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The asset management business of the Fund's investment adviser's parent company, Standard Life Aberdeen plc, and its affiliates, operates under the name and is herein referred to collectively as Aberdeen Standard Investments.

Aberdeen Global Premier Properties Fund	1

Letter to Shareholders (unaudited) (continued)

Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2020 totaled $0.48 per share. Based on the market price of $4.36 on October 31, 2020, the distribution rate over the twelve-month period ended October 31, 2020 was 11.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 8, 2021, respectively, a distribution of U.S. $0.04 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board of Trustees of the Fund's (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser and subject to market conditions and investment considerations. During the fiscal year ended October 31, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase any shares through the Program.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request, without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at sec.gov.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility cannot yet be determined.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares

2      Aberdeen Global Premier Properties Fund

Letter to Shareholders (unaudited) (concluded)

are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenawp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•    Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Premier Properties Fund       3

Report of the Investment Adviser (unaudited)

Market/Economic Review

The performance of global equity markets over the 12-month period ended October 31, 2020, was clearly marked by the emergence and spread of the COVID-19 pandemic. Global real estate equities saw modestly positive performance from the beginning of the reporting period to late February 2020, when a sharp correction in share prices was prompted by the emergence and spread of coronavirus in Europe and the Americas. The combination of fiscal stimulus, accommodative monetary policy, in the form of both liquidity injections and promises to keep interest rates extremely low for an extended time, as well as the reopening of the economy as the first wave of COVID-19 crested, led to a sharp rebound in real estate investment trust (REIT) share prices in late spring 2020. After this partial recovery in share prices, the REIT market became relatively range bound throughout the summer and early fall, with uncertainty about the economic outlook and demand for space into 2021 becoming the predominant driver of performance.

The listed global property market underperformed the broader global equity universe over the reporting period which we attribute to the fact that much of the sector faced direct, negative impacts from lockdowns and restrictions on movement. Furthermore, the subsequent global economic slowdown, along with the additional uncertainty about the impact on sentiment toward office space following the apparent success of working-from-home technology, retail stores due to e-commerce and dense urban living stemming from many millennials moving to the suburbs for additional space, raised questions about the pace of the recovery once the COVID-19 pandemic subsides.

Within the listed global real estate market, relative "safe-haven" countries with outsized exposures to sectors of real estate that either experienced additional demand due to the pandemic or would be less impacted, including Germany, Finland and Sweden, outperformed. China and Hong Kong also showed relative resilience, reflecting valuations that were already depressed by ongoing trade disputes and the impact of continuing political protests, respectively. Countries with a large exposure to retail and office landlords, such as France, along with emerging markets such as Brazil, were some of the weakest performers for the reporting period. On a sector basis, those most exposed to the impact of lockdowns, such as retail, office and hospitality, saw meaningful underperformance. By contrast, data centers, logistics, and communications-infrastructure specialists were more resilient, reflecting lower cyclicality and structural growth drivers that were reinforced by the impact of government interventions undertaken to control the spread of coronavirus.

Fund Performance Review

Aberdeen Global Premier Properties Fund returned -21.0% on a net asset value (NAV) basis for the 12-month period ended October 31, 2020, versus -22.2% return of its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index (Net Dividends).

At the country level, the U.S., Japan and France were the largest contributors to the Fund's relative performance during the period. The outperformance in the U.S. was driven by stock selection, reflecting the Fund's bias to data-center, logistics and cell-tower sectors, which all benefited from increased demand despite the pandemic. The strong performance in Japan was driven by stock selection, reflecting the Fund's overweight exposure to logistics and residential REITs that were more resilient than the broader global real estate market. Outperformance in France was driven largely by the Fund's underweight position in mall REITs, particularly Unibail Rodamco Westfield SE, which suffered from evidence of declining capital values and weak balance sheets before the COVID-19 pandemic, factors expected to be exacerbated by the impact of coronavirus.

At an individual stock level, the Fund's performance relative to its benchmark for the reporting period was supported by its overweight position in data-center REIT Equinix, Inc., which posted a double-digit return during the reporting period. The company benefited from structural growth in digital communications, which is arguably accelerated, rather than hindered, by the greater prevalence of home working as a result of lockdowns and reduced mobility. Elsewhere, holdings in logistics REITs, including Duke Realty Corp., Prologis, Inc., and SEGRO PLC, contributed to Fund performance given their relative resilience.

The main detractors from the Fund's relative performance over the reporting period were Singapore, Hong Kong, and Belgium. Belgium is a relatively defensive, but low-growth market, to which the Fund had no exposure as of the end of the reporting period, and it held up comparatively well in the market sell-off. Stock selection in Singapore was a drag on Fund performance, as an overweight position in CapitaLand Mall Trust lagged the benchmark FTSE EPRA/NAREIT Global ex US Index,* given investors' concerns about potential for rent concessions. Elsewhere, an underweight position in Singapore-based Keppel DC REIT weighed on Fund performance, given its relative defensiveness, although this was offset by the contribution of the Fund's holdings in U.S.-based data-center REITs. Finally, Hong Kong, as noted earlier, showed greater resilience than the broader global real estate market.

4     Aberdeen Global Premier Properties Fund

Report of the Investment Adviser (unaudited) (continued)

At a stock and sector level, the principal detractor from performance was the Fund's exposure to U.S. mortgage REITs, which are not constituents of the benchmark index. These saw meaningful declines in share prices over the period, driven by investors' fears of liquidity drying up in commercial real estate debt markets and rising risk of defaults by the underlying borrowers. We took advantage of a recovery in share prices later in the year to reduce the Fund's exposure to this area. Otherwise, the Fund's underweight position in data-center specialist Digital Realty Trust, Inc. was a headwind for results, but this impact was offset by the contribution of the Fund's overweight positions in peers, such as communications-infrastructure REIT Equinix, Inc.

At a special meeting of shareholders held of May 27, 2020, the Fund's shareholders voted to change the Fund's fundamental investment objectives and fundamental investment restriction related to borrowing. These changes are intended to highlight the income component of the Fund and to provide the portfolio managers with additional flexibility to pursue an increase in yield over time through the increased use of leverage, but there is no expectation that material changes in the Fund's portfolio composition will result. The Fund's current investment objective is to seek high current income and capital appreciation. Prior to May 27, 2020, the Fund's primary investment objective was to seek capital appreciation with the secondary objective of high current income. Consistent with the investment objective of the Fund, our investment process focuses on dividend-paying securities in the investment process.

At a meeting held on December 10, 2019, the Fund's Board of Trustees approved a change in the Fund's primary benchmark from the FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends). The change from a gross- to a net-dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the benchmark return is calculated net of withholding taxes, to which the Fund is also generally subject with respect to its non-U.S. securities. The change in benchmark affects neither the investment objective of the Fund nor the way in which the portfolio is managed.

Outlook

In our view, the future trajectory of the economic foundation that supports direct real estate remains uncertain at the current time, with a range of potential outcomes a possibility. Although investors' confidence appears to be below historically normal levels, our economic teams' base case is for a gradual recovery once a vaccine is widely distributed. Consumer-facing direct real estate business has been in the eye of the current storm. Our pessimistic stance toward this part of the market has been cemented further, as we believe that several long-term trends regarding how we consume goods and services have been accelerated. The segments of the real estate market that we favor – the industrials, residential and technology-infrastructure sectors – have been resilient on a relative basis and we anticipate that this will continue. In our view, the eventual introduction of a vaccine will allow for a healing process to begin in the global economy. Nevertheless, in our view, there are likely several months between its development and widespread distribution, during which time economic activity will likely be curtailed, particularly for segments that rely on personal interactions. Furthermore, due to the uncertainty surrounding the timing of the recovery and how many of the changes in consumer behavior will remain in place going forward, we expect many tenants to be reluctant to commit to longer-term leases, particularly in the retail and office sectors. As such, we remain pessimistic about the outlook for these sectors, despite what appear to be attractive valuations compared to pre-pandemic levels. In the current and forecasted low-yielding environment, despite the pandemic, we believe that real estate should remain in demand as a result of the higher relative yields offered by the asset class.

While economic uncertainty remains high, we think it is prudent to take more of a barbell approach to portfolio construction at the current time. As such, we continue to pursue what we believe is sustainable income in our target markets, but slowly to increase the risk tolerance where we see value opportunities that could be quickly realized as fears from coronavirus subside. To this extent, we maintain the Fund's focus on companies that, in our view, benefit from strong real estate fundamentals and long-term trends that appear likely to be reinforced in the current environment. In our opinion, rental resilience and balance-sheet strength are likely to remain important drivers of performance, positioning companies to preserve shareholder value, but also giving them the capacity to take advantage of opportunities that emerge. However, we also anticipate that the economic down-cycle should create opportunities to invest in fundamentally sound, high- quality businesses in more cyclical subsectors, and will seek to take advantage of these opportunities to benefit from the economic recovery.

The Fund's country positioning remains overweight relative to the benchmark to the Americas, where economic growth is supportive of property fundamentals in the U.S. and Canada, as the interest-rate outlook is becoming more stable. We have reduced the Fund's overweight allocation to Continental Europe to reflect bottom-up challenges, particularly in the retail sector. The Fund remains underweight to the U.K. given the lingering uncertainty on terms of

Aberdeen Global Premier Properties Fund     5

Report of the Investment Adviser (unaudited) (concluded)

trade with the rest of the world, as we believe that U.K. REIT valuations for many companies now look stretched. We have moved the Fund to an overweight position in Australia, as we believe that valuations in that market are improving. Elsewhere, the Fund maintains an underweight position in Singapore relative to the benchmark, due to our view that valuations of Singapore REITs are stretched.

Within the emerging markets, the Fund's holds slightly underweight allocations relative to the benchmark index, while remaining focused on China and Latin America. We expect the Fund's positioning in China to remain dynamic to take advantage of volatility driven by changes in macroeconomic and political sentiment toward the country. Elsewhere, the Fund's Latin American exposure is now focused on Mexico, where we believe that high dividend yields are attractive in an environment of near-term monetary-policy easing. The Fund has neutral exposure to Brazil, where valuations now appear relatively stretched following strong performance in 2019 and challenges in 2020.

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company's future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. Risks associated with investment in securities of companies in the real estate industry may include: declines in the value of real estate; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; neighborhood values; changes in interest rates; and changes in economic conditions.

*	The FTSE EPRA/NAREIT Global ex US Index tracks the performance of listed real estate companies and REITS in both developed and emerging markets outside the U.S.

6     Aberdeen Global Premier Properties Fund

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund's benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-21.0%	-1.1%	3.3%	4.8%
Market Price	-25.8%	-3.7%	3.0%	4.8%
FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends)*	-22.2%	-2.6%	0.7%	3.7%
FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends)	-21.5%	-1.8%	1.6%	4.5%

Aberdeen Asset Managers Limited ("AAML" or the "Adviser") and Aberdeen Standard Investments Inc. ("ASII" or the "Sub-Adviser") assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Effective May 4, 2018, AAML entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2021. Absent such waivers and/or reimbursements, the Fund's returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenawp.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2020 was 1.36%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2020 was 1.27%. The net operating expenses, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2020 was 1.19%.

*	At a meeting held on December 10, 2019, the Fund's Board of Trustees approved a change in the Fund's benchmark from the FTSE EPRA/NAREIT Global Real Estate Index (Gross Dividends) to the FTSE EPRA/NAREIT Global Real Estate Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject with respect to its non-U.S. securities. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Global Premier Properties Fund     7

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets as of October 31, 2020. As of October 31, 2020, the Fund held 106.0% of its net assets in equities and 6.0% in assets in excess of other liabilities.

Sub-Industries	As a Percentage of Net Assets
Industrial REITs	15.7%
Specialized REITs	14.1%
Residential REITs	12.6%
Office REITs	12.3%
Real Estate Operating Companies	10.1%
Diversified REITs	9.8%
Retail REITs	8.4%
Real Estate Development	7.4%
Health Care REITs	6.8%
Diversified Real Estate Activities	4.6%
Hotel & Resort REITs	2.5%
Hotels, Resorts & Cruise Lines	0.8%
Mortgage REITs	0.6%
Homebuilding	0.3%
Other Assets in Excess of Liabilities	(6.0)%
100.0%

The following chart summarizes the composition of the Fund's portfolio by geographic classification expressed as a percentage of net assets as of October 31, 2020:

Countries	As a Percentage of Net Assets
United States	56.5%
Japan	10.6%
Hong Kong	7.1%
Germany	6.9%
United Kingdom	4.1%
Australia	3.9%
China	3.6%
Singapore	2.6%
Sweden	2.4%
Canada	1.6%
Other	0.7%
100.0%

8     Aberdeen Global Premier Properties Fund

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of October 31, 2020:

Name of Security	As a Percentage of Net Assets
Prologis, Inc.	6.2%
Vonovia SE	3.3%
Equinix, Inc., REIT	3.3%
Alexandria Real Estate Equities, Inc.	3.1%
Duke Realty Corp.	2.9%
Welltower, Inc.	2.8%
MGM Growth Properties LLC	2.5%
Invitation Homes, Inc.	2.5%
Public Storage	2.5%
Equity LifeStyle Properties, Inc.	2.3%

Aberdeen Global Premier Properties Fund	9

Portfolio of Investments

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS—106.0%
COMMON STOCKS—106.0%
AUSTRALIA—3.9%
Diversified Real Estate Activities—0.3%
Lendlease Corp., Ltd.	128,440	$ 1,080,455
Diversified REITs—2.5%
Charter Hall Group	533,118	4,622,414
Mirvac Group	2,658,861	3,943,014
Stockland	970,032	2,623,046
		11,188,474
Industrial REITs—0.3%
Goodman Group	114,765	1,485,421
Office REITs—0.8%
Dexus	599,828	3,628,987
Total Australia		17,383,337
AUSTRIA—1.2%
Real Estate Operating Companies—1.2%
CA Immobilien Anlagen AG	187,077	5,138,732
BRAZIL—0.5%
Homebuilding—0.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	311,315	1,236,481
Real Estate Operating Companies—0.2%
Multiplan Empreendimentos Imobiliarios SA	278,893	922,037
Total Brazil		2,158,518
CANADA—1.6%
Office REITs—1.0%
Allied Properties Real Estate Investment Trust	193,674	4,696,845
Residential REITs—0.6%
Canadian Apartment Properties, REIT	81,419	2,617,411
Total Canada		7,314,256
CHINA—3.6%
Real Estate Development—3.6%
CIFI Holdings Group Co., Ltd.	2,701,122	1,871,286
Logan Group Co., Ltd.	1,303,466	2,045,117
Longfor Group Holdings Ltd.(a)	828,496	4,539,420
Sunac China Holdings Ltd.	1,324,000	4,906,943
Times China Holdings Ltd.	1,862,224	2,487,772
Total China		15,850,538

10	Aberdeen Global Premier Properties Fund

Portfolio of Investments (continued)

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
FINLAND—0.9%
Real Estate—0.9%
Kojamo OYJ	203,348	$ 4,191,555
FRANCE—1.2%
Diversified REITs—0.7%
Gecina SA	26,973	3,348,509
Retail REITs—0.5%
Klepierre SA	103,412	1,310,239
Unibail-Rodamco-Westfield	20,719	838,724
		2,148,963
Total France		5,497,472
GERMANY—6.9%
Office REITs—0.6%
alstria office REIT-AG	202,690	2,580,168
Real Estate Development—1.6%
Instone Real Estate Group AG(a)(b)	346,488	7,170,082
Real Estate Operating Companies—4.7%
LEG Immobilien AG	19,311	2,609,936
TAG Immobilien AG(b)	124,222	3,660,776
Vonovia SE	233,019	14,881,405
		21,152,117
Total Germany		30,902,367
HONG KONG—7.1%
Diversified Real Estate Activities—2.8%
ESR Cayman Ltd.(a)(b)	1,667,916	5,037,820
Sun Hung Kai Properties Ltd.	576,500	7,420,600
		12,458,420
Real Estate Development—2.2%
China Resources Land Ltd.	1,343,833	5,495,828
Shimao Group Holdings Ltd.	1,216,352	4,308,699
		9,804,527
Retail REITs—2.1%
Link REIT	1,221,100	9,319,261
Total Hong Kong		31,582,208

Aberdeen Global Premier Properties Fund	11

Portfolio of Investments (continued)

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA—0.3%
Real Estate Operating Companies—0.3%
Ascendas India Trust, UNIT	1,636,500	$ 1,558,978
JAPAN—10.6%
Diversified Real Estate Activities—1.5%
Mitsubishi Estate Co., Ltd.	297,000	4,430,015
Mitsui Fudosan Co. Ltd.	146,500	2,494,537
		6,924,552
Diversified REITs—3.2%
Canadian Solar Infrastructure Fund, Inc.	7,600	9,444,466
Hulic Reit, Inc., REIT	1,720	2,261,179
United Urban Investment Corp.	2,318	2,474,859
		14,180,504
Industrial REITs—2.1%
GLP J-REIT	3,275	5,048,897
Industrial & Infrastructure Fund Investment Corp., REIT	593	1,009,456
LaSalle Logiport REIT	2,102	3,272,320
		9,330,673
Office REITs—3.0%
Daiwa Office Investment Corp.	854	4,634,336
Invesco Office J-REIT, Inc.	26,424	3,278,099
Japan Excellent, Inc.	2,696	2,966,372
Japan Real Estate Investment Corp.	527	2,582,671
		13,461,478
Residential REITs—0.5%
Japan Rental Housing Investments, Inc.	2,236	2,184,176
Retail REITs—0.3%
Kenedix Retail REIT Corp., REIT	739	1,414,376
Total Japan		47,495,759
MEXICO—1.0%
Industrial REITs—0.8%
Macquarie Mexico Real Estate Management SA de CV(a)	989,579	1,139,265
PLA Administradora Industrial S de RL de CV	1,277,563	1,758,709
Prologis Property Mexico SA de CV, REIT	261,242	525,649
		3,423,623
Real Estate Operating Companies—0.2%
Corp Inmobiliaria Vesta SAB de CV	705,409	1,139,682
Total Mexico		4,563,305

12	Aberdeen Global Premier Properties Fund

Portfolio of Investments (continued)

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
NORWAY—0.7%
Real Estate—0.7%
Entra ASA(a)	234,059	$ 3,059,853
SINGAPORE—2.6%
Industrial REITs—0.9%
Ascendas Real Estate Investment Trust	1,952,300	4,119,587
Retail REITs—1.1%
CapitaLand Mall Trust	3,774,004	4,783,767
Specialized REITs—0.6%
Keppel DC REIT	1,170,400	2,485,010
Total Singapore		11,388,364
SPAIN—0.9%
Diversified REITs—0.2%
Merlin Properties Socimi SA	140,121	943,160
Office REITs—0.7%
Inmobiliaria Colonial Socimi SA	404,421	2,878,922
Total Spain		3,822,082
SWEDEN—2.4%
Hotels, Resorts & Cruise Lines—0.5%
Pandox AB(b)	214,207	2,138,544
Real Estate Operating Companies—1.9%
Catena AB	151,278	6,156,931
Fabege AB	208,195	2,628,856
		8,785,787
Total Sweden		10,924,331
UNITED KINGDOM—4.1%
Diversified REITs—1.6%
Land Securities Group PLC	663,999	4,381,078
LondonMetric Property PLC	972,005	2,717,653
		7,098,731
Health Care REITs—0.7%
Assura PLC	3,023,906	2,985,111
Industrial REITs—1.8%
Segro PLC	685,588	8,010,885
Total United Kingdom		18,094,727

Aberdeen Global Premier Properties Fund	13

Portfolio of Investments (continued)

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES—56.5%
Diversified REITs—1.6%
STORE Capital Corp.(c)	102,345	$2,630,266
VEREIT, Inc.(c)	731,150	4,533,130
		7,163,396
Health Care REITs—6.1%
Medical Properties Trust, Inc.	243,852	4,345,443
Omega Healthcare Investors, Inc.(c)	186,144	5,362,809
Sabra Health Care REIT, Inc.(c)	244,991	3,224,081
Ventas, Inc.(c)	52,340	2,065,860
Welltower, Inc.(c)	230,757	12,407,804
		27,405,997
Hotel & Resort REITs—2.5%
MGM Growth Properties LLC	426,811	11,289,151
Hotels, Resorts & Cruise Lines—0.3%
Hilton Worldwide Holdings, Inc.	17,445	1,531,845
Industrial REITs—9.8%
Americold Realty Trust	93,295	3,380,078
Duke Realty Corp.(c)	342,012	12,993,036
Prologis, Inc.(c)	277,913	27,568,969
		43,942,083
Mortgage REITs—0.6%
Blackstone Mortgage Trust, Inc., Class A	113,240	2,457,308
Office REITs—6.2%
Alexandria Real Estate Equities, Inc.(c)	91,933	13,929,688
Boston Properties, Inc.	22,918	1,659,492
Highwoods Properties, Inc.	153,924	4,582,318
Hudson Pacific Properties, Inc.(c)	217,361	4,186,373
Vornado Realty Trust	107,975	3,318,072
		27,675,943
Residential REITs—11.5%
American Homes 4 Rent	93,894	2,654,383
AvalonBay Communities, Inc.(c)	49,767	6,924,083
Camden Property Trust(c)	29,073	2,681,694
Equity LifeStyle Properties, Inc.	170,984	10,120,543
Essex Property Trust, Inc.	9,476	1,938,695
Invitation Homes, Inc.(c)	410,992	11,203,642
Mid-America Apartment Communities, Inc.	30,507	3,558,031
Sun Communities, Inc.	47,149	6,489,117
UDR, Inc.(c)	178,064	5,562,719
		51,132,907

14	Aberdeen Global Premier Properties Fund

Portfolio of Investments (concluded)

As of October 31, 2020

	Shares	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UNITED STATES (continued)
Retail REITs—4.4%
Brixmor Property Group, Inc.(c)	349,822	$ 3,834,049
Realty Income Corp.(c)	127,417	7,372,348
Regency Centers Corp.(c)	48,998	1,743,839
Simon Property Group, Inc.(c)	87,665	5,506,239
SITE Centers Corp.	180,203	1,227,182
		19,683,657
Specialized REITs—13.5%
American Tower Corp.(c)	43,308	9,945,682
Digital Realty Trust, Inc.	63,438	9,154,103
Equinix, Inc., REIT(c)	20,234	14,795,910
Extra Space Storage, Inc.	23,541	2,729,579
Gaming and Leisure Properties, Inc.	154,605	5,619,892
Public Storage	48,366	11,079,200
SBA Communications Corp.	12,150	3,527,996
VICI Properties, Inc.	140,000	3,213,000
		60,065,362
Total United States		252,347,649
Total Common Stocks		473,274,031
Total Investments—106.0% (cost $486,960,026)(d)		473,274,031
Liabilities in Excess of Other Assets—(6.0)%		(26,741,063)
Net Assets—100.0%		$ 446,532,968

(a)  Denotes a security issued under Regulation S or Rule 144A.

(b)  Non-income producing security.

(c)  All or a portion of the security has been designated as collateral for the line of credit.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	15

Statement of Assets and Liabilities

As of October 31, 2020

Assets
Investments, at value (cost $486,960,026)	$473,274,031
Foreign currency, at value (cost $3,126,353)	3,079,130
Interest and dividends receivable	794,470
Receivable for investments sold	162,740
Tax reclaim receivable	271,894
Prepaid expenses	17,336
Total assets	477,599,601
Liabilities
Line of credit payable (Note 6)	30,415,069
Investment management fees payable (Note 3)	246,581
Payable for investments purchased	185,468
Administration fees payable (Note 3)	29,174
Interest expense on line of credit	22,062
Investor relations fees payable (Note 3)	10,800
Other accrued expenses	157,479
Total liabilities	31,066,633

Net Assets	$446,532,968
Composition of Net Assets
Paid-in capital in excess of par	$512,661,159
Distributable accumulated loss	(66,128,191)
Net Assets	$446,532,968
Net asset value per share based on 85,407,951 shares issued and outstanding	$5.23

See Notes to Financial Statements.

16	Aberdeen Global Premier Properties Fund

Statement of Operations

For the Year Ended October 31, 2020

Net Investment Income:
Income
Dividends and other income (net of foreign withholding taxes of $631,725)	$17,596,373
Total Investment Income	17,596,373
Expenses:
Investment management fee (Note 3)	5,389,042
Reports to shareholders and proxy solicitation	322,396
Administration fee (Note 3)	304,248
Investor relations fees and expenses (Note 3)	144,109
Legal fees and expenses	83,924
Custodian's fees and expenses	75,455
Independent auditors' fees and expenses	57,094
Trustee fees and expenses	53,073
Transfer agent's fees and expenses	20,042
Miscellaneous	202,274
Total expenses before reimbursed/waived expenses	6,651,657
Interest expense (Note 6)	424,826
Total operating expenses before reimbursed/waived expenses	7,076,483
Less: Expenses waived (Note 3)	(481,002)
Net expenses	6,595,481

Net Investment Income	11,000,892
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(24,104,181)
Forward foreign currency exchange contracts	52,663
Foreign currency transactions	(62,995)
(24,114,513)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(121,224,237)
Foreign currency translation	(60,718)
(121,284,955)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(145,399,468)
Net Decrease in Net Assets Resulting from Operations	$(134,398,576)

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund    17

Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 11,000,892	$ 13,786,213
Net realized loss from investments, forward foreign currency exchange contracts and foreign currency transactions	(24,114,513)	(3,262,935)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	(121,284,955)	135,355,772
Net increase/(decrease) in net assets resulting from operations	(134,398,576)	145,879,050
Distributions to Shareholders From:
Distributable earnings	(4,072,815)	(36,149,207)
Tax return of capital	(36,923,001)	(12,533,325)
Net decrease in net assets from distributions	(40,995,816)	(48,682,532)
Change in net assets resulting from operations	(175,394,392)	97,196,518
Net Assets:
Beginning of year	621,927,360	524,730,842
End of year	$ 446,532,968	$ 621,927,360

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

18	Aberdeen Global Premier Properties Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2020	2019	2018(a)	2017	2016
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$7.28	$6.14	$7.18	$6.38	$7.26
Net investment income	0.13 (b)	0.16 (b)	0.08 (b)	0.11	0.17
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(1.70)	1.55	(0.52)	1.29	(0.45)
Total from investment operations applicable to common shareholders	(1.57)	1.71	(0.44)	1.40	(0.28)
Distributions to common shareholders from:
Net investment income	(0.05)	(0.42)	(0.22)	(0.60)	(0.36)
Tax return of capital	(0.43)	(0.15)	(0.38)	–	(0.24)
Total distributions	(0.48)	(0.57)	(0.60)	(0.60)	(0.60)
Capital Share Transactions:
Net asset value per common share, end of year	$5.23	$7.28	$6.14	$7.18	$6.38
Market price, end of year	$4.36	$6.46	$5.38	$6.48	$5.28

Total Investment Return Based on(c):
Market price	(25.81% )	32.04%	(8.73% )	35.59%	(4.28% )
Net asset value	(21.03% )	30.38%	(5.99% )	24.34%	(2.18% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$446,533	$621,927	$524,731	$613,129	$544,790
Net operating expenses	1.27%	1.37%	1.19%	1.28%	1.33%
Net operating expenses, excluding fee waivers	1.36%	1.42%	1.19%	– (d)	– (d)
Net operating expenses, excluding interest expense	1.19%	1.19%	1.17%	1.20%	1.24%
Net investment income	2.12%	2.45%	1.14%	1.56%	2.61%
Portfolio turnover	30%	45%	83%	61%	40%
Line of credit payable outstanding (000 omitted)	$30,415	$37,522	$16,248	$–	$12,602
Asset coverage ratio on line of credit payable at year end	1,568%	1,757%	3,329%	– (e)	– (e)
Asset coverage per $1,000 on line of credit payable at year end	$15,681	$17,575	$33,294	$–	$44,230

(a)	Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(b)	Net investment income is based on average shares outstanding during the period.
(c)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(d)	Effective on May 4, 2018, the Fund entered into an expense limitation agreement with Aberdeen Asset Managers Limited, the Fund's investment adviser. Prior to this, there was no such agreement in place.
(e)	The Fund did not disclose asset coverage ratio on line of credit payable in prior years.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Premier Properties Fund	19

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Global Premier Properties Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on February 13, 2007, and commenced operations on April 26, 2007. The Fund's investment objective is to seek high current income and capital appreciation. On May 27, 2020, shareholders of the Fund approved a new investment objective to seek high current income and capital appreciation. The Board of Trustees (the "Board") authorized an unlimited number of shares with no par value.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

20	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (continued)

October 31, 2020

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12- month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund's assets are determined in good faith in accordance with the Valuation Procedures.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the

1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$271,949,007	$201,325,024	$–	$473,274,031

Amounts listed as "–" are $0 or round to $0.

For the fiscal year ended October 31, 2020, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Premier Properties Fund	21

Notes to Financial Statements (continued)

October 31, 2020

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either or in absolute terms. The use of forward contracts allows for the separation of investment decision-making between foreign securities holdings and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations.

During the fiscal year ended October 31, 2020, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

22	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (continued)

October 31, 2020

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2020:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$52,663	$–
Total		$52,663	$–

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2020. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2020.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$1,346,660
Sale Forward Foreign Currency Contracts	–

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Distributions:

The Fund implemented a managed distribution policy to pay a stable monthly distribution out of current income, supplemented by realized short-term capital gains and long-term capital gains, and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. The managed distribution policy is subject to regular review by the Board. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.

Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

Aberdeen Global Premier Properties Fund	23

Notes to Financial Statements (continued)

October 31, 2020

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Adviser and Investment Sub-Adviser:

Aberdeen Asset Managers Limited ("AAML" or the "Adviser") and Aberdeen Standard Investments Inc. ("ASII" or the "Sub-Adviser") serve as the Fund's investment adviser and sub-adviser, respectively, pursuant to an investment advisory agreement (the "Advisory Agreement") and sub-advisory agreement (the "Sub-Advisory Agreement") with the Fund. AAML and ASII (collectively, the "Advisers") are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc ("SLA plc"). In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of SLA plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

As compensation for its services to the Fund, AAML receives an annual investment advisory fee of 1.00% based on the Fund's average daily

Managed Assets, computed daily and payable monthly. "Managed Assets" means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. Under the Sub-Advisory Agreement, AAML is responsible for the payment of fees to ASII.

Effective May 4, 2018, AAML entered into a written contract (the "Expense Limitation Agreement") with the Fund that is effective through June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.19% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended October 31, 2020 pursuant to the Expense Limitation Agreement was $481,002.

AAML may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements"). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by AAML is not permitted. As of October 31, 2020, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML from the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be $481,002, expiring on April 30, 2023.

b. Fund Administrator:

Effective June 1, 2020, ASII became the Fund's Administrator. Pursuant to the Administration Agreement, ASII receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund's average daily net assets. Prior to June 1, 2020, State Street Bank and Trust Company ("SSBT") served as the Fund's Administrator. SSBT became the Fund's Sub-Administrator effective June 1, 2020. For the period from June 1, 2020 to October 31, 2020, ASII earned $159,799 from the Fund for administration services.

24	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (continued)

October 31, 2020

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties hired by ASII), among other things, provides objective and timely information to shareholders based on publicly- available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2020, the Fund incurred investor relations fees of approximately $144,109. For the fiscal year ended October 31, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were $163,181,506 and $201,151,519, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares with no par value. As of October 31, 2020, there were 85,407,951 shares of common stock issued and outstanding.

6. Line of Credit

On December 1, 2010, the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB") which allows the Fund to borrow on an uncommitted and secured basis. The terms of the lending agreement indicate the rate to be LIBOR plus

0.85% per annum on amounts borrowed. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. The Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, until May 27, 2020, the Fund was permitted to borrow up to 10% of its managed assets for investment purposes, but in no event shall outstanding borrowings exceed 33.33% of total assets. On May 27, 2020, the shareholders of the Fund approved a change to the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund's total assets (instead of 10% of its total assets). On October 31, 2020, the amount available for investment purposes was $47,759,960. Either BNPP PB or the Fund may terminate this agreement upon delivery of written notice. During the fiscal year ended October 31, 2020, the average borrowing by the Fund was $24,575,822 with an average weighted interest rate on borrowings of 2.046%. During the fiscal year ended October 31, 2020, the maximum borrowing by the Fund was $45,046,277. Interest expense related to the line of credit for the fiscal year ended October 31, 2020 was $424,826. As of October 31, 2020, the outstanding balance on the loan was $30,415,069.

7. Open Market Repurchase Program

On June 13, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2020, the Fund did not repurchase any shares through the Program.

8. Portfolio Investment Risks

a. Concentration Risk:

The Fund invests a substantial amount of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

b. Emerging Markets Risk:

The Fund is subject to emerging market risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Aberdeen Global Premier Properties Fund	25

Notes to Financial Statements (continued)

October 31, 2020

c. Equity Securities Risk:

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

d. Foreign Currency Exposure Risk:

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

e. Foreign Securities Risk:

Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

f. Issuer Risk:

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

g. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

h. Management Risk:

The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser, and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

i. Market Risk:

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

j. Mid-Cap Securities Risk:

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

k. Portfolio Turnover Risk:

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

l. Qualified Dividend Income Tax Risk:

Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

m. REIT and Real Estate Risk:

Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

n. Small-Cap Securities Risk:

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

o. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile

26	Aberdeen Global Premier Properties Fund

Notes to Financial Statements (continued)

October 31, 2020

markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

p. Passive Foreign Investment Company Tax Risk

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

q. Non-U.S. Taxation Risk

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

r. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$493,541,959	$57,369,824	$(77,637,752)	$(20,267,928)

Aberdeen Global Premier Properties Fund	27

Notes to Financial Statements (concluded)

October 31, 2020

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Distributions paid from:
Ordinary Income	$ 4,072,815	$36,149,207
Net long-term capital gains	–	–
Tax return of capital	36,923,001	12,533,325
Total tax character of distributions	$40,995,816	$48,682,532

As of October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$ –
Undistributed long-term capital gains – net	–
Total undistributed earnings	$ –
Capital loss carryforward	(45,812,692)
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(20,315,499)
Total accumulated earnings/(losses) – net	$(66,128,191)

*    On October 31, 2020, the Fund had a net capital loss carryforward of $(45,812,692) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$21,353,639	Unlimited (Short-Term)
24,459,053	Unlimited (Long-Term)

**  The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and passive foreign investment company gain/(loss).

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses and REIT Investments. These reclassifications have no effect on net assets or net asset values per share.

Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(529,886)	$529,886

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, other than as noted below.

On November 10, 2020 and December 9, 2020, the Fund announced that it will pay on November 30, 2020 and January 8, 2021 a distribution of $0.04 per share to all shareholders of record as of November 20, 2020 and December 31, 2020, respectively.

28	Aberdeen Global Premier Properties Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Aberdeen Global Premier Properties Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Premier Properties Fund (the Fund), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended,in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2017 were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replied from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

Aberdeen Global Premier Properties Fund    29

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Premier Properties Fund during the fiscal year ended October 31, 2020:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
11/29/19	$0.040000	$ 0.000000	$ 0.000000	$ 0.040000	$ 0.000000	$ 0.040000	$ 0.005170	$ 0.000000
1/10/20	0.040000	0.000000	0.000000	0.040000	0.000000	0.040000	0.005170	0.000000
1/28/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
2/28/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
3/31/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
4/30/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
5/29/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
6/30/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
7/31/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
8/31/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
9/30/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
10/30/20	0.040000	0.000000	0.040000	0.000000	0.000000	0.000000	0.000000	0.000000
TOTAL	$0.480000	$ 0.000000	$ 0.400000	$ 0.080000	$ 0.000000	$ 0.080000	$ 0.010340	$ 0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby reports the amount indicated above or the maximum amount allowable by law.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2020, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction 0.53%

Qualified Dividend Income 38.20%

The above amounts are based on the best available information at this time. In early 2021, the Fund will notify applicable shareholders of final amounts for use in preparing 2020 U.S. federal income tax forms.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on May 6, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

1.	To elect two Class III Trustees to the Board of Trustees, to serve a term of three years until the 2023 Annual Meeting and until their successors have been duly elected and qualify:

	Votes For	Votes Withheld
Nancy Yao Maasbach	62,447,717	10,603,270
Martin Gilbert	62,471,386	10,579,601

Trustees whose term of office continued beyond the Meeting are as follows: P. Gerlad Malone and John Sievwright.

30	Aberdeen Global Premier Properties Fund

Supplemental Information (unaudited) (continued)

Results of Special Meeting of Shareholders

A Special Meeting of Shareholders was held virtually on May 27, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

1.	To amend the Fund's investment objectives to a single investment objective to seek high current income and capital appreciation.:

Votes For	Votes Against	Votes Abstained
40,266,541	1,398,615	2,980,353

2.	To amend the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act:

Votes For	Votes Against	Votes Abstained
39,363,561	2,268,666	3,013,281

Board of Trustees' Consideration of Advisory and Sub-Advisory Agreements

At a regularly scheduled quarterly meeting (the "Quarterly Meeting") of the Board of Trustees (the "Board") of Aberdeen Global Premier Properties Fund ("AWP" or the "Fund") held on June 16, 2020, the Board, including a majority of the Trustees who are not considered to be "interested persons" of the Fund (the "Independent Trustees") under the Investment Company Act of 1940, as amended (the "1940 Act"), approved for an annual period the continuation of the Fund's investment advisory agreement with Aberdeen Asset Managers Limited (the "Adviser") and the investment sub-advisory agreement among the Fund, the Adviser and Aberdeen Standard Investments Inc. (the "Sub-Adviser"). Pursuant to relief granted by the U.S. Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In addition, the Independent Trustees of the Fund held a separate telephonic meeting on June 10, 2020 to review the materials provided and the relevant legal considerations (together with the Quarterly Meeting held on June 16, 2020, the "Meetings"). The Adviser and the Sub-Adviser are referred to collectively herein as the "Advisers" and the aforementioned agreements with the Advisers are referred to as the "Advisory Agreements." The Sub-Adviser is an affiliate of the Adviser.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmark; (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees' independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Fund's Independent Trustees, also considered other matters such as: (i) the Fund's investment objective and strategies; (ii) the Advisers' financial results and financial condition; (iii) the Advisers' investment personnel and operations; (iv) the procedures employed to value the Fund's assets; (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund's brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.

Aberdeen Global Premier Properties Fund       31

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund's investment performance and information relating to the services provided by the Advisers.

The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund's return to comparable investment companies. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data as to the Fund's total return, as compared with the funds in the Fund's Morningstar category (the "Morningstar Group"). In addition, the Board received and reviewed information regarding the Fund's total return on a gross and net basis and relative to the Fund's benchmark, the impact of foreign currency movements on the Fund's performance and the Fund's share performance and premium/discount information. The Board also received and reviewed information on the Fund's total return for the period since the Advisers assumed responsibility for management of the Fund effective May 4, 2018, as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and considered management's discussion of the Fund's performance. Additionally, the Trustees considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the Advisers' performance and reputation generally, the historical responsiveness of the Adviser to Trustee concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Adviser for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a "Peer Group"). The Trustees took into account the management fee structure, including that advisory fees for the Fund were based on the Fund's total managed assets, whether attributable to common stock or borrowings, if any. The Trustees also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Adviser's fees, including the amount of the management fees retained by the Adviser after payment of the advisory fees. The Board considered that the compensation paid to the Sub-Adviser was paid by the Adviser, and, accordingly that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund's shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management's discussion of the Fund's expenses, including the factors that impacted the Fund's expenses.

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund's management fee compared to its Peer Group at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Trustees took into account the Advisers' investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers' risk management processes. The Board considered the background and experience of the Advisers' senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers' compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the

32	Aberdeen Global Premier Properties Fund

Supplemental Information (unaudited) (concluded)

Fund's Chief Compliance Officer regarding the Advisers' compliance policies and procedures and considered the Advisers' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Trustees took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Trustees also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	so-called "fallout benefits" to the Advisers and their affiliates, including indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services provided by Aberdeen Standard Investments Inc. under a separate agreement covering administrative services.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board's Independent Trustees voting separately, approved the Fund's Advisory Agreements for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Trustees, including the Independent Trustees, voting separately, would ratify their approval at the next in-person Board meeting.

Aberdeen Global Premier Properties Fund     33

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to Investment Objective and Fundamental Investment Restriction

On May 27, 2020, shareholders of the Fund approved a new investment objective to seek high current income and capital appreciation. In addition, the shareholders of the Fund approved a change to the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act. The Fund's portfolio management team will seek to increase the Fund's yield over time through the increased use of leverage, which will subject the Fund to leverage risks. These changes were described more fully in the Proxy Statement dated March 17, 2020 that was previously sent to shareholders. The Fund's current investment strategy with respect to leverage and the related risks are reflected below under "Investment Objectives and Policies" and "Risk Factors".

Changes to Principal Investment Strategies Approved by the Board

The Board also approved the elimination of the "Dynamic Dividend Strategy" from the Fund's principal investment strategies effective February 7, 2020. The "Dynamic Dividend Strategy" involved the Fund selling a stock on, or shortly after, the stock's ex-dividend date and using the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. The Fund's portfolio management team employs a top down and bottom up approach to individual security selection, as well as country allocation, and seeks to identify companies globally that the team believes can provide attractive current income with the potential for capital appreciation through the different phases of the real estate cycle. The portfolio management team's investment process is designed to identify listed real estate investment opportunities with attractive relative valuations based on net asset value (NAV) and earnings growth, along with dividend growth.

Changes to Persons Responsible for Day-to-Day Management of the Fund

The Fund is managed by Aberdeen Standard Investments' Global Real Estate team. The team works in a collaborative fashion, with all team members having both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Fund. Effective June 26, 2020, Bill Pekowitz replaced Jon Stewart as a member of the team having the most significant responsibility for the day-to-day management of the Fund, which also includes Svitlana Gubriy. Below is Mr. Pekowitz' previous business experience:

Previously with Standard Life plc, Mr. Pekowitz joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Mr. Pekowitz is responsible for providing research and analysis of North American real estate markets. Specifically, Mr. Pekowitz has coverage of the Office, Industrial, Storage, Healthcare, Manufactured Homes and Triple Net sectors in the US and the Canadian markets. Mr. Pekowitz has worked in the financial services industry for twenty years, joining Aberdeen Standard Investments in 2012 from Cornerstone Real Estate Advisors, where he was a buy-side analyst covering listed real estate companies in the US and Canada. Prior to this, Mr. Pekowitz was a sell-side analyst at Prudential Equity Group, covering the residential and healthcare REIT sectors. Bill graduated from Wake Forest University with a BS in Business and Economics.

Other than as noted above, during the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund's principal risks that have not been approved by shareholders, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Investment Objectives and Policies

Investment Objectives

The Fund seeks high current income and capital appreciation. The Fund's investment objective and some of its investment policies, including its policy of concentrating at least 80% of its managed assets in issuers principally engaged in the real estate industry or real estate financing or which control significant real estate assets are fundamental and may not be changed without shareholder approval.

Investment Strategies

The Fund will pursue its investment objectives by investing at least 80% of its managed assets in the equity and, to a lesser extent, debt securities of domestic and foreign issuers which are principally engaged in the real estate industry, real estate financing or control significant real estate assets. The Fund's investment objectives and some of its investment policies, including its policy of concentrating at least 80% of its managed assets in issuers principally engaged in the real estate industry or real estate financing or which control significant real estate assets are fundamental and may not be changed without shareholder approval.

The Advisers categorize the issuers of securities in which the Fund intends to invest as “Premier Property Owners,” “Premier Property

34	Aberdeen Global Premier Properties Fund

Additional Information Regarding the Fund (unaudited) (continued)

Developers" and "Premier Property Financiers and Investors." The Advisers consider these three pillars of real estate value.

Premier Property Owners. The Advisers believes Premier Property Owners typically benefit from sustained demand from both buyers and tenants. As a result, investing in Premier Property Owners can provide a foundation of value. Premier Properties typically would possess superior locations, characterized by a high degree of visibility and accessibility. If also historically or architecturally prominent, they may attain "Landmark" status. The Advisers believe modern amenities, quality construction and professional building management also typically help such buildings command superior rents and prices at above average occupancies, even during a real estate downturn.

Premier Property Developers. The Advisers believe that Premier Property Developers build relationships and stature in their marketplace, which enhances their ability to locate, build and offer desirable developments to potential tenants or buyers. In this way, Premier Property Developers provide real estate investors the creation of value. Premier Property Developers of office, industrial, retail or residential property can add value to land through careful site selection, enhanced entitlement, superior design, controlled construction and professional marketing of new buildings. The production of desirable real estate often increases perceived value for the renter or buyer and thus enhances both demand and potential profitability for the Developers' projects.

Premier Property Financiers and Investors. The Advisers perceive that Premier Property Financiers and Investors are able over time to generate superior returns on invested capital and mitigate excessive risk. Premier Property Financiers and Investors include REITs, financial institutions and real estate operating companies. Through their strong market presence and/or entrepreneurial deal-making capacity, Premier Property Financiers and Investors can produce meaningful interest or dividend income and thus provide investors with the distribution of value. Premier Property Financiers and Investors often are able to identify unique or opportunistic situations, negotiate from strength, structure attractive terms, and stay ahead of the pack as they source property investments. Success, over time, provides the opportunity to access competitively low-cost capital to finance new investments on an accretive basis which in turn enables such companies to grow dividends for shareholders.

The Fund's research-driven investment strategy will seek to identify issuers globally from all three of these pillars of real estate value with the potential for capital appreciation through the different phases of the real estate cycle. Such securities may, in the Adviser's opinion, be undervalued or otherwise poised for growth. It is expected that such investments may be heavily weighted in foreign issuers, including those in emerging markets, because demographic and economic growth trends in less developed countries can strengthen demand for new development.

The Advisers' will tactically allocate the Fund's managed assets globally among the three pillars, Premier Property Owners, Premier Property Developers and Premier Property Financiers and Investors, in accordance with real estate market cycles. Such allocations will vary over time in accordance with the Advisers' determination of where the greatest opportunities exist in the global real estate market to achieve the Fund's investment objectives.

Allocation of the Fund's managed assets to domestic and foreign issuers and among countries is dependent on several criteria, including each country's economic outlook and the outlook of its real estate market, the dividend yields of issuers in a country and the existing opportunities for investing in premier real estate securities. Under normal circumstances, the Fund pursues a flexible strategy of investing in companies throughout the world. It is anticipated that the Fund will give particular consideration to investments in relatively mature economies, including the United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong and Singapore. The Fund may also give particular consideration to investments in Brazil, India, China and Eastern Europe, particularly with respect to Premier Property Developers. These are markets where the Advisers currently perceive the greatest number of opportunities for Developers.

The Fund uses a multi-cap approach to invest in the securities of issuers of almost any capitalization level (small, mid or large), providing a current potential investment universe of more than 1,500 issuers. This universe of potential investments compares with most global real estate indices, which range from 250 to 450 stocks. The Fund screens the U.S. and non-U.S. issuers in which it invests using the same criteria, including the Advisers' determination that the issuer may offer reasonable value, high dividend yield and have good prospects for earnings growth and rising valuations. The Advisers will utilize a top-down, bottom-up investment methodology which analyzes economic and demographic demand drivers in light of historical and prospective patterns of real estate supply. The Advisers will evaluate issuers in terms of market fundamentals, track record, strategic plan and management capability. In addition, the Advisers will analyze property specific performance parameters, including valuation in light of replacement costs, operating ratios and cash flow generation.

To maximize the amount of the Fund's current income, the Fund may buy and hold dividend paying securities of domestic and foreign issuers from any or all three pillars, Premier Property Owners, Premier Property Developers and Premier Property Financiers and Investors.

Aberdeen Global Premier Properties Fund    35

Additional Information Regarding the Fund (unaudited) (continued)

Although high current income is part of the Fund's investment objective, certain of the Fund's investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the "Code"). For example, REITs, MLPs and preferred shares generally do not produce qualified dividend income ("QDI"). As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as QDI.

The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Fund's managed assets at any one time. Under normal circumstances, the Fund expects to invest between 20% and 50% of its managed assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. However, during any period when the Advisers believe the non-U.S. market is unattractive, as a defensive measure, the Fund may temporarily invest up to 80% of its managed assets in the securities of U.S. issuers.

The Fund may from time to time engage in short sales of securities for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may sell short individual stocks, baskets of individual stocks and exchange-traded funds ("ETFs") that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes. See " – Investment Techniques – Short Sales."

The Advisers believes that the use of leverage may provide positive absolute return in the long term and potentially increased income and may thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in the amount of approximately 20% of the Fund's total assets, under normal market conditions. The Fund's portfolio management team currently intends to use leverage opportunistically and to seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow more than 20% of the Fund's total assets (but not to exceed 33 1/3%).

The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. See "Leverage."

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Fund does not have a limit on investments in illiquid securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its managed assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

The Advisers may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Advisers' recommendations and the portfolio managers' decisions are subjective.

Portfolio Investments

Real Estate Securities

Under normal market conditions, the Fund intends to invest substantially all but not less than 80% of its managed assets in common stocks, preferred securities, warrants and convertible securities issued by domestic and foreign issuers, including REITs, which are principally engaged in the real estate industry or real estate financing or which control significant real estate assets. For purposes of the Fund's investment policies, the Fund considers an issuer to be principally engaged in the real estate industry, real estate financing or control significant real estate assets if it: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or

36      Aberdeen Global Premier Properties Fund

Additional Information Regarding the Fund (unaudited) (continued)

sale of commercial, industrial or residential real estate; or (ii) has at least 50% of its assets invested in such real estate.

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Real Estate Investment Trusts

The Fund will invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act (with respect to U.S. real estate), increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Dividends paid by REITs will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the company's board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Advisers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual U.S. income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Aberdeen Global Premier Properties Fund      37

Additional Information Regarding the Fund (unaudited) (continued)

Foreign Securities

Under normal circumstances, the Fund expects to invest between 20% and 50% of its managed assets in securities of issuers located in foreign countries, concentrating on those which are principally engaged in the real estate industry, real estate financing or which control significant real estate assets. The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Advisers' misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities

The Fund may invest up to 35% of its managed assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.

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Additional Information Regarding the Fund (unaudited) (continued)

Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Master Limited Partnerships

A master limited partnership ("MLP") is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof) or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company under the Code.

Aberdeen Global Premier Properties Fund      39

Additional Information Regarding the Fund (unaudited) (continued)

ETFs

The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. Many ETFs are passively managed. ETFs' shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisers, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisers consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

The Fund will invest in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest more than 10% of its managed assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.), or their equivalent as determined by the Advisers. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions

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on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund does not have a limit on investments in illiquid securities.

Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Advisers determine the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.

Other Investments

The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Short Sales

The Fund may from time to time engage in short sales of securities for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund may sell short individual stocks, baskets of stocks or ETFs, which the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short future contracts on global equity indices. The Fund anticipates that its short positions, if any, would be in non-dividend paying securities or would be closed out before the underlying security's ex-dividend date. Based on these anticipated trading practices, the Fund expects not to have expenses associated with its short sales of securities, if any. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that

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Additional Information Regarding the Fund (unaudited) (continued)

dividend to the lender of the shorted security. By closing out the short position prior to the ex-dividend date, such dividend expenses are avoided. The Fund's actual dividend expenses paid on securities sold short may be significantly higher than 0% of its managed assets due to, among other factors, the actual extent of the Fund's short positions (which may range from 0% to 20% of managed assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which may vary over time and from time to time.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Advisers are under no obligation to utilize short sales at all.

The requirements of the 1940 Act and the Code provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets; however, the Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its managed assets.

Options on Securities

In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its managed assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the SEC currently requires that to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (i) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (ii) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (iii) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to

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Additional Information Regarding the Fund (unaudited) (continued)

purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over-the-counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 10% of its managed assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its managed assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Advisers to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Advisers' judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Advisers, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures,

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Additional Information Regarding the Fund (unaudited) (continued)

may have the effect of increasing the Fund's annual rate of portfolio turnover. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous U.S. federal tax rates.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Advisers believe will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's managed assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect

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Additional Information Regarding the Fund (unaudited) (continued)

the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Futures Contracts and Options on Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund must segregate liquid assets, or engage in other appropriate measures to "cover" open positions with respect to its transactions in futures contracts and options on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation. By segregating assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its managed assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Equity-Linked Securities

The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or

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Additional Information Regarding the Fund (unaudited) (continued)

foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Advisers do not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired. When entering into swap contracts, the Fund must "set aside" liquid assets, or engage in other appropriate measures to "cover" its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's exposure, the Fund and the Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Leverage

The Advisers believe that the use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in the amount of approximately 20% of the Fund's total assets, under normal market conditions. The Fund's portfolio management team currently intends to use leverage opportunistically and to seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose

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not to use any leverage or may instead borrow more than 20% of the Fund's total assets (but not to exceed 331/3%).

The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund also may incur leverage through the use of investment management techniques (e.g., selling short, "uncovered" sales of put and call options, futures contracts and options on futures contracts).

Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If leverage is used and there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services (which are effectively borne by the common shareholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of trustees. The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for borrowings or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Advisers from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.

With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses related to any borrowings and to any issuance and ongoing maintenance of preferred shares or commercial paper. Such costs and expenses would include the higher investment advisory fee resulting from the use of such leverage. See "Risk Factors – Leverage Risk." The terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, would be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the preferred shares.

Capital, if any, raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The issuance of a class of preferred shares or the incurrence of other borrowings creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund's exposure to

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Additional Information Regarding the Fund (unaudited) (continued)

capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage would diminish the investment performance of the Fund's common shares compared with what it would have been without leverage. See "Risk Factors – Leverage Risk."

If utilized, successful use of a leveraging strategy may depend on the Advisers' ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy would be successful during any period in which it is employed.

In addition to borrowing, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the sale of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

During any time in which the Fund is utilizing leverage, the fees paid to the Adviser for services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets which includes amounts borrowed for leverage purposes.

RISK FACTORS

An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Real Estate Securities Risks. Because the Fund will concentrate its investments in the securities of issuers linked to the real estate market, its portfolio may experience more volatility and be exposed to greater risk than a more well diversified portfolio. The value of the Fund's common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others, (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (ii) risks related to local economic conditions, overbuilding and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values or the appeal of property to tenants; and (vii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

•	Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other

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expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

•	Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

•	Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

•	Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign and domestic conditions and recent market events.

•	REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See "REIT Risk" below.

•	Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local

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economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

Common Stock Risk. The Fund will invest a significant portion of its managed assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

REIT Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund's investment in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund shares, such shareholder will generally recognize capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs.

Preferred Securities Risk. Investment in preferred securities carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid

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preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions, to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Foreign Securities Risk. The Fund may invest an unlimited amount of its managed assets in foreign securities. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as QDI.

Emerging Market Securities Risk. The Fund may invest up to 35% of its managed assets in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Fund's net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund's investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

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Additional Information Regarding the Fund (unaudited) (continued)

Small and Medium Capitalization Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are small or medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause the Fund's share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisers to sell at times and at prices that the Advisers believe appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its managed assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Market Price of Shares. Net asset value of the common shares will be reduced immediately following the initial offering by the amount of the sales load and offering expenses paid by the Fund. Shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after the completion of the offering. The returns earned by the Fund's shareholders who sell their common shares below net asset value will be reduced. Although it has no current intention to do so, the Fund may utilize leverage, which would magnify the market risk. See "Effects of Leverage."

Management Risk. The Fund's ability to achieve its investment objective is directly related to the Advisers' investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Advisers and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Advisers do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Advisers will continue to be associated with Advisers for any length of time. The loss of the services of one or more key employees of the Advisers could have an adverse impact on the Fund's ability to realize its investment objective.

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Qualified Dividend Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged QDI or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.

Short Sale Risk. The Fund is permitted to engage in short sales of securities. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price

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at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuers inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Lower Rated Debt Securities Risk. The Fund may invest in lower rated debt securities, sometimes referred to as "junk bonds." Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Investments in Undervalued Securities. The Fund's investment strategy includes investing in securities, which, in the opinion of the Advisers, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Leverage Risk. Leverage, to the extent it is used, creates three major types of risks for shareholders:

•	the likelihood of greater volatility of net asset value and market price of common shares because changes in value of the Fund's portfolio are borne entirely by the common shareholders;

•	the possibility either that common share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that common share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those

Aberdeen Global Premier Properties Fund	53

Additional Information Regarding the Fund (unaudited) (continued)

imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach and the Fund generally is not expected to engage in derivatives transactions, the Advisers currently do not believe that these restrictions would significantly impact its management of the Fund.

The Advisers in their best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Advisers for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including proceeds from borrowings, which create an incentive to leverage the Fund.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MLP Tax Risk. Certain diversification requirements imposed by the Code will limit the Fund's ability to invest in MLP securities. In addition, the Fund's ability to meet its investment objectives may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income.

Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund's common shareholders will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. Certain markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors

54	Aberdeen Global Premier Properties Fund

Additional Information Regarding the Fund (unaudited) (continued)

may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. The market for options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Convertible Securities Risk. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Advisers or at prices approximating the fair market value of the securities, as determined by the Advisers. Where registration is required to sell a

Aberdeen Global Premier Properties Fund	55

Additional Information Regarding the Fund (unaudited) (continued)

security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Risks of Derivative Investments. The Fund may invest in derivative instruments as describedin the Fund's prospectus and the Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the Advisers are incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Advisers' attempt to hedge portfolio risks through the use of derivative instruments may not be successful, and the Advisers may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.

Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

Market Events Risk. Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value

56     Aberdeen Global Premier Properties Fund

Additional Information Regarding the Fund (unaudited) (continued)

and liquidity of the Fund's investments may be negatively affected by such events.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described herein, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Adviser, Sub-Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser, Sub-Adviser, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (ii) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

1)	Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"), or any rule, order or interpretation thereunder;

2)	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

5)	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;

6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund

Aberdeen Global Premier Properties Fund     57

Additional Information Regarding the Fund (unaudited) (concluded)

reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

8)	With respect to 75% of its managed assets, invest more than 5% of its managed assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies.

9)	Invest less than 80% of its managed assets in the securities of companies engaged principally in the real estate industry or real estate financing or which control significant real estate assets; however, the Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(10.7)%	(5.4)%	(0.1)%	5.3%	10.6%

Based on estimated indebtedness of $30,415,069 (representing approximately 6.4% of the Fund's Managed Assets as of October 31, 2020), and an annual interest rate of 0.99% (effective interest rate as of October 31, 2020), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.1% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by a Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Advisers' assessment of the yield curve environment, interest rate trends, market conditions and other factors.

58      Aberdeen Global Premier Properties Fund

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

Aberdeen Global Premier Properties Fund      59

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

60      Aberdeen Global Premier Properties Fund

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, or the Advisers are included in the table below under the heading "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in the table below under the heading "Independent Trustees."

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustee

Martin J. Gilbert*** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class III Trustee	Term as Trustee expires 2023; Trustee since 2018	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.
Independent Trustees

P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Trustee	Term expires 2022; Trustee since 2018	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	27	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

John Sievwright Ocean Club Residences and Marina C3-1 Ocean Club Drive Paradise Island, Bahamas Year of Birth: 1955	Class I Trustee	Term expires 2021; Trustee since 2018	Mr. Sievwright is a Non-Executive Director of Burford Capital (financial) since May 2020. Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	7	Director of Burford Capital since 2020.

Aberdeen Global Premier Properties Fund     61

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Nancy Yao Maacbach c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2023; Trustee since 2018	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same "Fund Complex" as the Fund.
**	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund's Investment Adviser. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President – Compliance	Since 2018	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.
Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2018	Currently, Senior Fund Administration Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.

62     Aberdeen Global Premier Properties Fund

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.
Svitlana Gubriy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since 2018	Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Ms. Gubriy joined Aberdeen Standard Investments in 2005.
Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2018	Currently, Senior Product Manager for ASII. Ms. Hasson joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.
Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2018	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).
Matthew Keener** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2020	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.
Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.
Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2018	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.
Jim O'Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.

Aberdeen Global Premier Properties Fund     63

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2018	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.
Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually by the Board.

**	Messrs. Andolina, Demetriou, Goodson, Hendry,Keener, O'Connor and Pittard and Mses. Ferrari, Gubriy, Hasson, Kennedy, Melia and Sitar may serve as officers of one or more other funds in the Fund Complex.

64     Aberdeen Global Premier Properties Fund

Corporate Information

Trustees

Martin Gilbert
Nancy Yao Maasbach
P. Gerald Malone, Chairman
John Sievwright

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Premier Properties Fund are traded on the NYSE under the symbol "AWP". Information about the Fund's net asset value and market price is available at www.aberdeenawp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Premier Properties Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

AWP ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit and Valuation Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2020	$48,224	$-	$8,870	$-
October 31, 2019	$47,852	$-	$8,250	$-

(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)	The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended October 31, 2020 and October 31, 2019, respectively, KPMG billed $366,095 and $620,687 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2020, the Audit and Valuation Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Investment Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2021.

Individual & Position	Services Rendered	Past Business Experience

Svitlana Gubriy Head of Global REIT Funds	Responsible for global REIT portfolio management	Currently Head of Global REIT Funds for Aberdeen Standard and the named fund manager for Global REIT OEIC and SICAV funds, and is the co-fund manager for the Manulife Global Real Estate Unconstrained Fund, Svitlana’s responsibilities include managing investments, identifying new investment opportunities and implementing the strategy for listed real estate. In addition, she is responsible for the fundamental equity research of listed real estate companies as well as analysis of underlying Real Estate markets across a range of geographies, including Europe, North America, Australia and Asia.
Bill Pekowitz	Responsible for Global Real Estate portfolio management	Previously with Standard Life plc, Mr. Pekowitz joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Mr. Pekowitz is responsible for providing research and analysis of North American real estate markets. Specifically, Mr. Pekowitz has coverage of the Office, Industrial, Storage, Healthcare, Manufactured Homes and Triple Net sectors in the US and the Canadian markets. Mr. Pekowitz has worked in the financial services industry for twenty years, joining Aberdeen Standard Investments in 2012 from Cornerstone Real Estate Advisors, where he was a buy-side analyst covering listed real estate companies in the US and Canada. Prior to this, Mr. Pekowitz was a sell-side analyst at Prudential Equity Group, covering the residential and healthcare REIT sectors. Bill graduated from Wake Forest University with a BS in Business and Economics.

(a)(2) The information in the table below is as of October 31, 2020.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Svitlana Gubriy	Registered Investment Companies	3	$634.3	0	$0
	Pooled Investment Vehicles	4	$647.6	0	$0
	Other Accounts	11	$434.6	0	$0

Bill Pekowitz	Registered Investment Companies	2	$611.3	0	$0
	Pooled Investment Vehicles	1	$10.5	0	$0
	Other Accounts	0	$0	0	$0

Total assets are as of October 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.293.

The Investment Adviser serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Investment Adviser sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Investment Adviser may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2020
Svitlana Gubriy	$0
Bill Pekowitz	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), 13(c)(5), 13(c)(6) and 13(c)(7) - Distribution notice to stockholders

13(d) – Proxy Voting Policy of Registrant.

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Premier Properties Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Premier Properties Fund

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Global Premier Properties Fund

Date: January 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Global Premier Properties Fund

Date: January 8, 2021